FLEXSHARES® TRUST

FlexShares® International Quality Dividend Defensive Index Fund (IQDE)

FlexShares® Quality Dividend Dynamic Index Fund (QDYN)

(each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED JUNE 16, 2023 TO EACH FUND’S STATEMENT OF ADDITIONAL INFORMATION (“SAI”), DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement supplements the information included in the Supplement dated May 2, 2023, to the Funds’ Prospectus and SAI. Capitalized terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Funds’ SAI.

Effective as of the open of business on the Reorganization Date, which is expected to take place on or about June 30, 2023, the Closing Time for orders to redeem Creation Units of the Funds, which will reorganize with and into similar series of FlexShares® Trust as shown in the table below after the close of business on the Reorganization Date, will be no later than 1:00 p.m., Eastern time. If an Authorized Participant does not place its redemption order on the Reorganization Date by 1:00 p.m., Eastern time, then the order will be rejected for not being submitted in good form.

Target Funds	Acquiring Funds
FlexShares® International Quality Dividend Defensive Index Fund	FlexShares® International Quality Dividend Index Fund
FlexShares® Quality Dividend Dynamic Index Fund	FlexShares® Quality Dividend Index Fund

Please retain this Supplement with your SAI for future reference.